URANIUM POWER CORPORATION

                                     - and -

                           WESTERN CANADIAN MINT INC.

                                     - and -

       BULLION FUND INC., ANITA WALTER, BRENT WALTER, FRANK VAN DER VLIET,
                    ROBERTA VAN DER VLIET, JOHN GARDEN, LINDA

                            GARDEN AND REBECCA GODIN

                                    - and -

                         AMERICAN OILSANDS COMPANY INC.

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT



                                November 25, 2004

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS AMENDMENT is made as of the 25th day of November, 2004;

AMONG:

            URANIUM POWER CORPORATION, a body corporate having an office in Vancouver, British Columbia (hereinafter the "PURCHASER")

AND:

            WESTERN CANADIAN MINT INC., a body corporate having an office in Calgary, Alberta (hereinafter "WCM")

AND:

            BULLION FUND INC., ANITA WALTER, BRENT WALTER, FRANK VAN DER VLIET, ROBERTA VAN DER VLIET, JOHN GARDEN, LINDA GARDEN AND REBECCA GODIN, a body corporate having an office in or individuals resident in Calgary, Alberta (hereinafter individually referred to as a "VENDOR" and collectively referred to as the "VENDORS")

AND:

            AMERICAN OILSANDS COMPANY INC., a body corporate having an office in Calgary, Alberta (hereinafter "AOC")

WHEREAS:

A. The Vendors are the registered and beneficial owners of all of the issued and outstanding shares in the capital of WCM, and WCM is the registered and beneficial owner of the sole issued and outstanding share in the capital of AOC; and

B. The Purchaser and Vendors wish to amend the Closing Date noted on the Purchase and Sale agreement made as of the 8th day of November 2004 ("the Agreement") to January 15, 2004 or such date as both parties mutually agree to.

NOW THEREFORE, in consideration of the respective covenants, agreements, representations, warranties and indemnities herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereby covenant and agree as amend the Agreement as follows:

      "CLOSING DATE" means January 15, 2005, or such other date as the parties may mutually agree upon;

NOTWITHSTANDING, the above change, all other terms of the Agreement remain in full force and effect and unamended.


                                      -2-


      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.



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
URANIUM POWER CORPORATION                                  WESTERN CANADA MINT INC.

Per:                                                       Per:
          ---------------------------------------------            ------------------------------------------


Per:                                                       Per:
          ---------------------------------------------            ------------------------------------------


BULLION FUND INC.                                          AMERICAN OILSANDS COMPANY INC.

Per:                                                       Per:
          ---------------------------------------------            ------------------------------------------


Per:                                                       Per:
          ---------------------------------------------            ------------------------------------------


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Brent Walter                   Brent Walter


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Anita Walter                   AnitaWalter


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Frank Van Der Vliet            Frank Van Der Vliet


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Roberta Van Der Vliet          Roberta Van Der Vliet


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of John Garden                    John Garden


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Linda Garden                   Linda Garden


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Rebecca Godin                  Rebecca Godin
